    As filed with the Securities and Exchange Commission on April 20, 1999
                                                     Registration No. 333-
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                               ----------------
                                  BUCA, INC.
            (Exact name of Registrant as specified in its charter)
                               ----------------

        Minnesota                      5812                  41-1802364
     (State or other             (Primary Standard        (I.R.S. Employer
     jurisdiction of                Industrial           Identification No.)
    incorporation or            Classification Code
      organization)                   Number)

                        1300 Nicollet Mall, Suite 3043
                         Minneapolis, Minnesota 55403
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                                ---------------
                             Joseph P. Micatrotto
                     President and Chief Executive Officer
                                  BUCA, Inc.
                        1300 Nicollet Mall, Suite 3043
                         Minneapolis, Minnesota 55403
                                (612) 288-2382
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:
        Douglas P. Long, Esq.                    Jonathan B. Abram, Esq.
         Faegre & Benson LLP                      Dorsey & Whitney LLP
         2200 Norwest Center               Pillsbury Center South, 20th Floor
       90 South Seventh Street                   220 South Sixth Street
    Minneapolis, Minnesota 55402              Minneapolis, Minnesota 55402

                                ---------------
        Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-72593

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                          CALCULATION OF REGISTRATION FEE
========================================================================================
                                                                 Proposed
                                                    Proposed      Maximum
                                                    Maximum      Aggregate   Amount of
     Title of Each Class of       Amount to be   Offering Price  Offering   Registration
   Securities to be Registered     Registered     Per Share(1)   Price(1)       Fee
----------------------------------------------------------------------------------------
Common Stock, $0.1 par value...   335,303 Shares   $12.00       $4,023,636    $1,186
========================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 of the Securities Act of 1933, as amended.

  The Registrant hereby amends this Registration Agreement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                               EXPLANATORY NOTE


     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Commission File No. 333-72593) filed by BUCA, Inc. with the Securities and Exchange Commission on February 18, 1999, as amended by Amendment No. 1 thereto filed on March 24, 1999, Amendment No. 2 thereto filed on April 9, 1999, and Amendment No. 3 thereto filed on April 16, 1999, including the exhibits thereto, which was declared effective April 20, 1999, are incorporated by reference in this Registration Statement.

Item 16.   Exhibits and Financial Statement Schedules

           (a)  Exhibits

                Exhibit
                -------

                  5.1      Opinion of Faegre & Benson LLP
                 23.1      Consent of Arthur Andersen LLP
                 23.2      Consent of Deloitte & Touche LLP
                 23.3      Consent of Faegre & Benson LLP (included in
                           Exhibit 5.1 to the Registration Statement)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on April 20, 1999.

                                          BUCA, INC.


                                          By      /s/ Joseph P. Micatrotto
                                            ----------------------------------
                                                 Joseph P. Micatrotto
                                                 President and Chief Executive
                                                 Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 20, 1999.

              Signature                                   Title


      /s/ Joseph P. Micatrotto            President and Chief Executive
-------------------------------------     Officer
        Joseph P. Micatrotto              (Principal Executive Officer) and
                                          Director


          /s/ Greg A. Gadel
-------------------------------------     Chief Financial Officer
            Greg A. Gadel                 (Principal Financing and Accounting
                                          Officer)


            Don W. Hays             )
            Peter J. Mihajlov       )
            Philip A. Roberts       )     Board of Directors
            John P. Whaley          )
            David Yarnell           )
            Paul Zepf               )

--------
* Joseph P. Micatrotto, by signing his name hereto, does hereby sign this document on behalf of each of the above-named officers and/or directors of the Company pursuant to powers of attorney duly executed by such persons.



                                          By     /s/ Joseph P. Micatrotto
                                            ----------------------------------
                                            Joseph P. Micatrotto,
                                            Attorney-in-Fact

                                      II-2